UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to
Section 13 or 15(d) of
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 10, 2008

Easton-Bell Sports, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-123927 (Commission File Number)	20-1636283 (I.R.S. Employer Identification Number)
7855 Haskell Avenue, Suite 200
Van Nuys, CA 91406
(Address of principal executive offices, including zip code)
(818) 902-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On November 12, 2008, Easton-Bell Sports, Inc. (the “Company”) announced the appointment of Donna L. Flood, 45, to the position of Chief Operations Officer for the Company, effective January 7, 2009. She will be responsible for the Company’s global operations, including information technology, sourcing and product development/commercialization, distribution, inventory management, logistics, manufacturing, and quality assurance.
     Ms. Flood has served as the Vice President-Apparel Product Marketing in Asia (beginning January 2008) and the Vice President-Branded Apparel Development and Operations for Reebok International, Ltd. (“Reebok”) since August 2004. Her responsibilities in these positions included creation of a regional design, development, and product creation center to develop programs specific to the Asian market, and managing all apparel development, sourcing and production operations. From July 2003 to August 2004, she served as Vice President-European Operations for Reebok, with oversight for all supply chain activities in Europe. While at Reebok, Ms. Flood has been part of several SAP implementation projects including Global Reebok Apparel, the Rockport Company and for Reebok’s third party Global International Distributor Business. Starting in 1994, her 14 year career at Reebok also included the positions of Senior Director-Sales Operations/Inventory Management, Director-International Operations/Inventory Management, and Manager-International Footwear Operations. Prior to her service at Reebok, Ms. Flood occupied operations positions at EMC Corporation in Hopkinton, MA from 1993 to 1994, GTE Government Systems in Needham, MA from 1988 to 1993, and Sippican, Inc. in Marion, MA from 1984 to 1987.
     Ms. Flood earned a Master’s degree in business management from Lesley College in Cambridge, MA in 1996 and a Bachelor of Science degree in education and sports medicine from Bridgewater State College in Bridgewater, MA, in 1984.
     Ms. Flood’s compensation is as follows: salary of $345,000 and annual bonus eligibility of 60% of salary. She is entitled to receive 1,200,000 class B units under the management equity incentive program of Easton-Bell Sports, LLC, the parent of the Company, subject to time and performance vesting provisions. Ms. Flood is also entitled to receive a signing bonus of $92,000 payable in March 2009, and a housing subsidy of $65,000 per year for three years.
ITEM 7.01 REGULATION FD DISCLOSURE
     The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference. On November 12, 2008, the Company issued a press release announcing the hiring of Ms. Flood. A copy of the press release is attached as Exhibit 99.1 hereto.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement, dated as of November 10, 2008, by and between Easton-Bell Sports, Inc. and Donna L. Flood.

99.1	Press release dated November 12, 2008 announcing the hiring of Donna L. Flood.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTON-BELL SPORTS, INC.
Date: November 12, 2008	By:	/s/ MARK A. TRIPP
Mark A. Tripp
Chief Financial Officer, Senior Vice President and Treasurer